Exhibit 99.2





         BANKERS TRUST AND ALEX. BROWN MERGER AGREEMENT
         _______________________________________________________________

         Analyst Presentation April 7, 1997



         [Bankers Trust logo]               [Alex. Brown logo]

                                              [Bankers Trust logo]
                                              [Alex. Brown logo]




         TRANSACTION TERMS
         _______________________________________________________________

            Terms:                        0.83 shares of Bankers Trust
                                          for each share of Alex. Brown

            Purchase Price:               $1.7 billion(1)

            Per Share:                    $68.27 at 4/4/97 close

            Tax & Accounting
              Treatment:                  Tax-free, pooling of interests

            Approvals:                    Customary shareholder and
                                          regulatory approvals

            Expected Closing:             Fourth quarter 1997

            Other:                        19.9% option and breakup fees
                                          Strong management and employee
                                          retention program

            Alex. Brown Ownership of
            Bankers Trust Post Merger:    Approximately 20%(1)

            (1) Based on 24.9mm Alex. Brown shares outstanding and
            Bankers Trust closing price of $82.25 as of 4/4/97.


























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         $200+MM RETENTION AND ALIGNMENT PLAN
         _______________________________________________________________

          -   Covers key senior management and top producers


          -   Includes restricted stock/option awards & cash guarantees


          -   Employment agreements with top 20















































                                                  [Bankers Trust logo]
                                                  [Alex. Brown logo]




         TRANSACTION RATIONALE
         _______________________________________________________________

              To make one-stop shopping a reality for Bankers Trust and Alex. Brown's clients

                   - Alex. Brown's superior equity origination, research and distribution

                   -    Bankers Trust's structured debt financing

              The combined firm will offer a full range of financial products, advisory services, and industry expertise to its targeted clients around the world.










































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                                                  [Alex. Brown logo]




         STRATEGIC RATIONALE FOR TRANSACTION
         _______________________________________________________________
         Complementary Business Mix

                 [CHART OMITTED:  The following was contained within
                  a triangle shape.]

                                  Leading
                            Investment Bankers
                           to Rapidly Growing or
                             Changing Companies

                     Corporate Finance         US Equity for
                        Risk Management     Growing Companies
    BANKERS                                                             ALEX.
     TRUST        High Yield Debt &         Research                    BROWN
     BRINGS          Securities              Depth                      BRINGS


                        Global Reach      Industry Focus

                     Premier M&A             M&A for Growth Companies  ALEX.
    BANKERS   Capital                                                  BROWN
     TRUST                                                             BRINGS
     BRINGS         Private Banking        Private Client Brokerage
































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         KEY BENEFITS OF TRANSACTION
         _______________________________________________________________

          - Similar focus on rapidly growing or changing companies; little client overlap

          - Highly complementary product strengths and skills in investment banking

          - Alex. Brown's established industry expertise provides strong positioning in key growth sectors

          - Bankers Trust's global capabilities, local presence in 50 countries and capital base benefit Alex. Brown's clients

          - Private Client business adds significant presence with affluent individual investors

          -   Excellent cultural fit; Alex. Brown's management retained

          - Transaction expected to add to E.P.S. in second year after closing

































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         BANKERS TRUST'S NEW ORGANIZATION
         _______________________________________________________________

          -   Organization



          -   Board of Directors



          -   Management Roles











































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         DESCRIPTION OF ALEX. BROWN
         ________________________________________________________________

         National firm specializing in Equities and M&A for high growth and mid-cap companies in selected industries

         -    #1 in IPOs based on number of deals completed

         -    52% of total revenues from capital markets

         - In-depth research capabilities focused on major industry sectors

         -    More than 115,000 individual clients

         -    Well managed

         -    High ROE

         -    Strong reputation



































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         ALEX. BROWN'S FINANCIAL SNAPSHOT
         ________________________________________________________________

                                                             COMPOUND
                                                              GROWTH
         ($ millions)     1992   1993   1994   1995    1996    92-96
                          ----------------------------------  ---------

         Net revenues    $445    $613   $584   $773  $1,009       23%


         Net income        59      89     71     96     154       27%


         Assets (12/31) 1,085   1,283  1,346  2,197   2,542       24%
         Common equity
          (12/31)         274     346    373    489     644       24%

         Return on
          average
           equity          24%     29%    20%    22%     27%      24%<F1>
         Compensation/
           Revenue         56%     56%    56%    56%     55%      56%<F1>

         <F1>  Five Year Average


























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                                                  [Alex. Brown logo]




    ALEX. BROWN'S BUSINESSES
    ____________________________________________________________________________
          RESEARCH           INVESTMENT BANKING        EQUITY SALES AND TRADING

    -  95 analysts         - Industry focused         - Over 1,000 institutional
    -  Coverage of 829     - 152 professionals          clients
       stocks              - IPO leader
    -  Key industries      - M&A: mainly sellside
         - technology      - Small private equity/
         - consumer          venture capital group
         - healthcare
         - media/
           communications
         - financial
           services
         - industrial growth
           (e.g., specialty
           manufacturing)
         - transportation

        FIXED INCOME         PRIVATE CLIENT SERVICES    ASSET MANAGEMENT

    -  Investment-grade    - 454 IRs in 19 offices    - Total AUM: $12.5 billion
       debt                - Avg. production 1.9x     - "Flag" Investors Family
    -  REITs                 industry ($799 M)          of Funds
    -  Municipal/Public    - Corporate and Executive
       Finance               Services Division
    -  Mortgage-Backed     - Corresponent Services for
       Securities            44 investment firms
                           - Largest Offices:
                                    - San Francisco
                                    - Baltimore
                                    - Boston
                                    - New York






















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                                                  [Alex. Brown logo]




         ALEX. BROWN'S RESULTS BY BUSINESS LINE
         _______________________________________________________________________

         ($ Millions)

                                          REVENUE            INCOME BEFORE TAX
         BUSINESS LINE:            1994    1995    1996    1994    1995    1996
                                   ----    ----    ----    ----    ----    ----

         Equity Underwriting,      $170    $277    $389
           Sales & Trading
         M&A                         63      67      92
         Other Capital Markets       57      41      52
                                   ----    ----    ----    ----    ----    ----
         TOTAL CAPITAL MARKETS     $290    $385    $533     $80    $118    $175

         Private Client Services    203     291     362      17      46      72
         Asset Management            30      39      53       6       8      11
         Correspondent Services      34      44      59      12      17      26
         Other                       49      50      52       4     (31)    (25)
                                   ====    ====  ======    ====    ====    ====
         TOTAL                     $606    $809  $1,059    $119    $157    $259































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                                                  [Alex. Brown logo]




         ALEX. BROWN'S COMPETITIVE POSITION BY SECTOR
         ________________________________________________________________

         RANKING BY INDUSTRY SECTORS (1996)

                                    COMMON STOCK         M&A
                                  ---------------- --------------
                                    BY       BY      BY      BY
                                   VALUE   ISSUES   VALUE   DEALS
                                  ------- -------- ------- -------
         Technology                 #4       #1      #17      #4

         Healthcare                  4        3       18       4

         Consumer                   10        6       21      10

         Media/Communications        6        7       21       4

         Financial Services         12        7       16       4

         Manufacturing              11        4      >25      --

         Transportation              3        1       21      10


         Source:  Securities Data Corp.

























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                                                  [Alex. Brown logo]




         ALEX. BROWN'S EQUITY UNDERWRITING
         MARKET SHARE (1993-1996)
         _______________________________________________________________

         Lead Managed Total Equity Market Share Based on $ amount


                                 [Graph Omitted]

         1993  2.7%

         1994  2.9%

         1995  3.9%

         1996  4.9%





































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                                                  [Alex. Brown logo]




         ALEX. BROWN'S IPO RANKING
         ________________________________________________________________
         Lead Managed Initial Public Offerings - Ranked by Total Proceeds

                                     1996                                 1995
                          No. of     Total                    No. of      Total
        Manager           Deals   Proceeds   Manager          Deals    Proceeds
        -------          ------   --------   -------         ------    --------
         Goldman, Sachs      1         1      Goldman, Sachs     1          1

         Morgan Stanley      3         2      Morgan Stanley     3          2

         Merrill Lynch       4         3      Merrill Lynch      5          3

         Smith Barney        6         4      Smith Barney       5          4

         ALEX. BROWN         1         5      CS First Boston   10          5

         DLJ                 9         6      DLJ                7          6

         Lehman              7         7      Robertson, Stephen 2          7

         CS First Boston    13         8      ALEX. BROWN        3          8

         J.P. Morgan        16         9      PaineWebber       11          9

         Salomon Brothers   11        10      Salomon Brothers  13         10

                                     1994
                          No. of     Total
         Manager           Deals   Proceeds
         -------          ------   --------
         Goldman, Sachs      2         1

         Merrill Lynch       2         2

         Morgan Stanley      1         3

         Smith Barney        6         4

         Kidder, Peabody    11         5

         Lehman              5         6

         CS First Boston     8         7

         DLJ                 7         8

         ALEX. BROWN         4         9

         Oppenheimer        13        10


         Source:  Equidesk, Inc.


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                                                  [Alex. Brown logo]




         ALEX. BROWN'S AFTER-MARKET PERFORMANCE
         _______________________________________________________________
         After-Market Performance of Lead Managed IPOs - 1992-1996


                                 [Graph Omitted]

         [A performance graph the X-axis of which is the number of deals and the Y-axis of which is the percentage after-market performance of lead managed IPOs for the following institutions (listed from left to right):]
                                        Number of      Percentage Aftermarket
                                          Deals             Performance

         Bear Stearns                      53                   44.60

         Salomon Brothers                  62                   28.29

         PaineWebber                       69                   42.99

         CSFB                              80                   46.69

         H&Q                               93                   67.76

         Robertson Stephens               104                   50.15

         DLJ                              107                   46.88

         Montgomery                       115                   79.59

         Lehman                           118                   63.68

         Smith Barney                     125                   50.55

         Merrill Lynch                    141                   63.37

         Morgan Stanley                   144                  101.27

         Goldman, Sachs                   153                   71.85

         ALEX. BROWN                      156                  103.34


         Source:  Equidesk, Inc.











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                                                  [Alex. Brown logo]




         ALEX. BROWN'S PRIVATE CLIENT DIVISION
         _______________________________________________________________
         Statistical Highlights


         -    454 Investment Representatives (IRs) in 19 Offices

         -    115,000 Active Clients

         -    Margin Loans of $1.2 Billion

         -    $35.6 Billion in Street Name Assets











































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         PRIVATE CLIENT INVESTMENT REPRESENTATIVE
         PRODUCTIVITY
         _______________________________________________________________
         Average Production (000's)


                                 [Graph Omitted]

                                  1994          1995          1996


         ALEX. BROWN              $485          $636          $799
         STREET AVERAGE            279           334           420


         Source:  Securities Industry Association




































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         COMBINED 1996 FINANCIALS<F1>
         ________________________________________________________________

         ($ millions, except per share     BANKERS     ALEX.
          amounts)                          TRUST      BROWN    COMBINED
                                           -------     -----    --------

         Net Revenue                           $4,160   $1,009    $5,169
         Pre-Tax Earnings                         872      259     1,131
         Net Income                              $612     $154      $766

         Effective Tax Rate                       30%      41%       32%

         E.P.S. (fully diluted)                 $6.74    $5.51     $6.50

         Return on Avg. Common Equity           12.9%    27.2%     14.5%

         Total Assets (12/31/96)             $120,235   $2,542  $122,777
         Shareholders' Equity (12/31/96)       $5,234     $644    $5,878

         Tier 1 Risk Based Capital               8.7%              >9.0%
         Capital/Capital Uses                    159%     289%      185%
         Ineligible Revenue/Total Revenue<F2>     10%      40%       20%

         <F1>   For illustrative purposes only as reported
         <F2>   Unadjusted for interest factoring

































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         FINANCIAL BENEFITS
         _______________________________________________________________

         -    Revenue enhancements

         -    Expense savings

         -    Capital utilization

         -    Tax efficiencies














































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         E.P.S. IMPACT OF MERGER
         ________________________________________________________________
                                 [GRAPH OMITTED]

                                   CLOSING  YEAR 1    YEAR 2    YEAR 3

         ESTIMATED DILUTION
         BEFORE MERGER BENEFITS

         COST SAVINGS

         RETENTION EXPENSE

         ASSET GROWTH/FUNDING
         EFFICIENCY

         TAX EFFICIENCIES

             SUB-TOTAL

         INCREMENTAL REVENUES
         NET OF INCREMENTAL
         EXPENSES

             TOTAL BENEFIT

         ONE-TIME RESTRUCTURING
         & RELATED COSTS
























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         REVENUE OPPORTUNITIES FROM EXISTING CLIENTS
         _______________________________________________________________
         ($ millions)

         BUSINESS      POTENTIAL REVENUE<F1>  COMMENTS

         Equities             $45-$90        Additional net underwriting
                                             revenues
         High Yield           $30-$50        Additional net underwriting
                                             revenues
         M&A                  $10-$15        Added industry expertise
                                             for Bankers Trust, added
                                             global reach and scope for
                                             Alex. Brown
         Risk Management      $20-$40        New opportunities in equity
                                             derivatives from strong
                                             sales and trading
                                             capabilities
         Margin Lending       $5             Greater lending capacity
         Private Banking,
         Brokerage, Invest-
         ment Management      $10-$20        Product cross selling
                                             opportunities
           Total Revenues     $120-$220
         Less: Incremental
           expenses           $55-$100
         PRE-TAX IMPACT       $65-$120

         <F1> Annualized run rate of incremental net revenues within 24 months of close




















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         POTENTIAL EXPENSE SAVINGS
         ________________________________________________________________
         ($ millions)

             AREA                              AMOUNT<F1>

             Investment Banking                 $40-$50

             Other Businesses                   $15-$20

             Corporate & Other                  $15-$20

               Total Pre-Tax Impact               $80

              <F1>  Annualized run rate of expense savings within 12
                    months of close.



































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         E.P.S. IMPACT OF MERGER<F1>
         ___________________________________________________________________
                                   [GRAPH OMITTED]

                                  CLOSING  YEAR 1      YEAR 2       YEAR 3

         ESTIMATED DILUTION
         BEFORE MERGER BENEFITS      X

         COST SAVINGS                X     $0.25       $0.50        $0.50

         RETENTION EXPENSE           X     (0.20)      (0.25)       (0.15)

         ASSET GROWTH/FUNDING
         EFFICIENCY                  X      0.25        0.25         0.25

         TAX EFFICIENCIES            X      0.20        0.20         0.20

             SUB-TOTAL               X      0.50        0.70         0.80

         INCREMENTAL REVENUES            0.10-0.20   0.20-0.40    0.40-0.70
         NET OF INCREMENTAL
         EXPENSES                    X

             TOTAL BENEFIT           X   $0.60-0.70  $0.90-1.10   $1.20-1.50

         ONE-TIME RESTRUCTURING
         & RELATED COSTS         $(0.50)      X           X            X

         <F1>Based on estimated fully diluted shares




















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         SUMMARY
         _______________________________________________________________

         -    Leading investment bank franchise offering clients:

              -    full range of financial services

              -    industry focus and research depth

              -    local strength and global presence


         -    Enhanced capital strength



         -    Increased distribution



         -    Platform for growth



































                                                  [Bankers Trust logo]
                                                  [Alex. Brown logo]




         FORWARD-LOOKING INFORMATION
         _______________________________________________________________

         This presentation contains estimates of future operating results for both Bankers Trust Company and Alex. Brown Incorporated. These estimates constitute forward-looking statements (within the meaning of the Private Securities Litigation Reform Act of 1995), which involve significant risks and uncertainties. Actual results may differ materially from the results discussed in these forward-looking statements. Factors that might cause such a difference include, but are not limited to: (1) expected cost savings from the merger cannot be fully realized or realized within the expected time frame;
         (2) revenues following the merger are lower than expected; (3) competitive pressures among financial institutions increase significantly; (4) costs or difficulties related to the integration of the business of Bankers Trust and Alex. Brown are greater than expected; (5) general economic conditions, either nationally or in the states in which the combined company will be doing business, are less favorable than expected; and (6) legislation or regulatory changes adversely affect the businesses in which the combined company would be engaged.






















































                               [Bankers Trust logo]

                                [Alex. Brown logo]